EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Pulaski National Corporation (the "Company) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harold Bass, Secretary/Treasuer of the Company, (the Company's Principal Financial Officer and Principal Accounting Officer), certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial conditions and result of operations of the Company

                                                                                 /s/Harold Bass
                                                                                 Harold Bass, Secretary/Treasurer (the registrant's Principal
                                                                                 Financial Officer and Principal Accounting Officer)